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                                                                 EXHIBIT 10.11

                             CONSULTING AGREEMENT

THIS AGREEMENT is made and dated for reference this 25th day of June, 1999.

BETWEEN:
               IRC, THE INVESTOR RELATIONS COMPANY LIMITED., of
               Suite 1450-409 Granville Street
               Vancouver, B.C. V6C 1T2
               CANADA
               (the "Contractor")
AND:
               ENDLESS YOUTH PRODUCTS INC.
               Suite 206-6767 West Tropicana Blvd.
               Las Vegas, Nevada
               USA 89103
               (the "Company")

WHEREAS:

A. The Company wishes to engage the Contractor and the Contractor is willing to accept such engagement to perform consulting services for the Company subject to the terms and conditions herein;

B. The Contractor shall be an independent contractor and not an employee or agent of the Company, provided that the Contractor shall be the agent of the Company for the limited purpose of carrying out the obligations set forth in this Agreement.

C.  The Company is listed on the Nasdaq OTC Bulletin Board (the "Exchange").

NOW THEREFORE THIS AGREEMENT WITNESSES, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which the parties hereto acknowledged, the parties agree as follows:

COMPENSATION OF CONTRACTOR AND TERM OF AGREEMENT

1. The Company hereby engages the Contractor:

    a) to perform consulting services as set out on paragraph 2 herein, and the Contractor hereby accepts such engagement to provide those consulting services to the Company, in a faithful and diligent manner, for a period of one year by mutual consent; and

    b) upon signing of this agreement the Company shall pay the Contractor US$40,000 to commence the consulting program; and

    c) as compensation to the Contractor for the consulting services rendered, as set out in paragraph 2 herein, the Company agrees to pay the Contractor a fee consisting of Seven Thousand Five Hundred (7,500) dollars worth of Endless Youth Products Inc. stock (based on average bid price for the previous thirty day period) per month, payable as set out in subparagraph 1(c) herein; and

    d) the Contractor shall submit an invoice on the first business day of each month; and

CONSULTING SERVICES

2. The parties agree that the Contractor shall perform the following services:

    a) assist with the corporate and investor relations of the Company;

    b) assist with developing appropriate presentation material, corporate mailing pieces, brochures, shareholder communications materials and other collateral material for the Company;

    c) make presentations to the investment brokerage industry and to potential investors and present a monthly report on these activities with reference to specific contact information;

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    d) do all such acts and things as may be reasonably required to foster and enhance the positive reputation of the Company in the market place and on the Exchange;

    e) assist in arranging media coverage or reporting on the Company;

    f) perform any other services or functions reasonably required by the Company and within the general scope of the Contractor's duties as set forth in this Agreement, and otherwise operate and manage the investor relations of the Company in accordance with and as limited by this Agreement;

    g) provide a monthly summary of expenditures; and

    h) funding of all consulting fees shall be derived from the exercising of warrants pursuant to the stock warrant agreement;

CONTRACTOR SERVICES

3.  In performing the Services, the Contractor will:

    a) in all circumstances refrain from providing and covenants and agrees with the Company that it will not provide any investment advice or recommendations regarding the Company to any person, whether voluntarily or upon request;

    b) make no representations concerning the Company that are not authorized by the Company in writing and the Company shall incur no liability whatsoever in respect of any unauthorized representations made by the contractor; and

    c) comply in all respects with the securities and other applicable laws of Canada and the United States and each applicable province or state, as the case may be, therein.

NEWS RELEASE AND FILING

4. The Contractor acknowledges that as the result of entering into this Agreement it will be a "person in a special relationship", as that expression is defined in the securities laws of various provinces of Canada, with the Company, and that as such it may receive information concerning material changes in or material facts concerning the business and affairs of the Company that has not been generally disclosed and it covenants and agrees that it will not purchase or sell securities of the Company until such information has been generally disclosed.

    The Company will not be liable to the contractor or to any person or entity that may claim any right due to its relationship with the Contractor for any acts or omissions in the performance of the Contractor's services under this Agreement or on the part of the agents or employee's of the Contractor, except when such acts or omissions are the result of the Company's willful misconduct or gross negligence. The Contractor will indemnify the Company from and against any and all liabilities (including, without limitation, claims, judgments and attorney's fees) arising out of or in any way connected with the services rendered to the Company pursuant to this Agreement, except when the same arises due to their willful misconduct or gross negligence of the Company, its agents or employees. This section shall survive any termination of this Agreement.

REPRESENTATION AND WARRANTIES

5.  The Contractor covenants with the Company that:

     a) it will fully comply with the requirements of all applicable securities laws in all matters relating to the performance of this Agreement, and the Contractor acknowledges that it is not relying on advice from the Company in complying hereto; and

     b) it will keep informed of the business and affairs of the Company in order to be able to factually inform interested parties about the business and affairs of the Company.

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CONTINUOUS DISCLOSURE

6. The Company agrees to keep the Contractor informed as to all material changes in its affairs and to provide such other information as the Contractor requests in a reasonable and timely manner.

TERMINATION

7.  This Agreement may be terminated:

    a) by the Company immediately upon written notice to the Contractor if, at any time, the Contractor, while in performance of the Services, commits fraud, is grossly negligent or is guilty of willful misconduct, provided that such notice shall specify the cause for termination in reasonable detail;

    b) by the Contractor immediately upon the occurrence of a material breach of this Agreement by the Company, by giving written notice to the Company specifying the nature of such default in reasonable detail;

    c) by either party, upon delivery of 30 days written notice.

GOVERNING LAW

8. This Agreement shall be governed by and interpreted in accordance with the laws of British Columbia.

ENUREMENT

9. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors but shall not be assignable by either party.

REPORTING

10. The Contractor shall report to the President of the Company.

CONFLICT OF INTEREST AND CONFIDENTIAL INFORMATION

11. The Contractor recognizes and acknowledges that it has and will have access to certain confidential information of the Company and its affiliates that are valuable, special and unique assets and property of the Company and such affiliates. The Contractor will not during or after the term of this Agreement disclose without prior written consent or authorization of the Company any of such information to any person except to authorized representatives of the contractor or its affiliates for any reason or purpose whatsoever. In this regard the Company agrees that such authorization or consent to disclosure may be conditioned upon the disclosure being made pursuant to a secrecy agreement protective order, provision of statute, rule regulation or procedure under which the confidentiality of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administrative process. The Contractor shall be free to perform services for other persons. The Contractor shall not perform services for any other person which could conflict with its obligations under this Agreement or with the interests of the Company without first providing written notice without providing written notice to the Company. Upon receiving such notice the Company may terminate this Agreement or consent to the Contractor's outside consulting activities.

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IN WITNESS WHEREOF the parties hereto have caused these presents to be executed as and from the date, month and year first above written.





                                       IRC, THE INVESTOR RELATIONS COMPANY
                                       LIMITED.

                                       Per:


                                        /s/ [ILLEGIBLE]
                                        --------------------------------
                                        Authorized Signatory




                                        ENDLESS YOUTH PRODUCTS INC.

                                        Per:


                                        /s/ Neal K. Wallach
                                        --------------------------------
                                        Authorized Signatory